Exhibit 10.7(b)

FIRST AMENDMENT TO SETTLEMENT AGREEMENT AND RELEASE

WHEREAS, on February 18, 2019 (i) the State of Texas, (ii) the Texas Health and Human Services Commission (“HHSC”), and (iii) Xerox Corporation, Conduent Incorporated, Conduent Business Services, LLC, and Conduent State Healthcare, LLC (“Conduent Healthcare”) (collectively, DEFENDANTS”) entered into their Settlement Agreement and Release (the “Settlement Agreement and Release”);

WHEREAS, on February 28, 2019 the CONDUENT DEFENDANTS paid the Initial Payment of $20,000,000 under Article III of the Settlement Agreement and Release;

WHEREAS, on April 15, 2019, the CONDUENT DEFENDANTS paid an additional payment of $20,000,000 under Article III of the Settlement Agreement and Release;

WHEREAS, the Parties to the Settlement Agreement and Release desire to amend and modify certain provisions of their Agreement, as detailed below;

WHEREAS, the Parties desire not to modify and desire to keep intact the balance of the terms of the Settlement Agreement and Release;

THEREFORE, the Parties agree:

I.	Terms not defined in this First Amendment To Settlement Agreement and Release shall have the meaning ascribed to those terms in the Settlement Agreement and Release.

II.	Article III, Section C, of the Settlement Agreement and Release is hereby deleted in its entirety and replaced with the following:

C. (i) The Settlement Amount shall be paid as follows: (a) $40,000,000 on or before April 15, 2019 (the “Initial Payments”) (which the CONDUENT DEFENDANTS have already paid); (b) $77,971,000 on or before May 15, 2019 (“First Payment); and (c) $117,971,000 on or before January 15, 2020 (the “Second Payment”). In the event one of the preceding dates is a Saturday, Sunday, or a federal bank holiday, the payment will be due the following day that is not a Saturday, Sunday, or federal bank holiday. The above payments shall be made by wire transfer not later than 5:00 p.m. (Central Standard Time) on the date due in accordance with wiring instructions provided by the Office of the Attorney General of Texas.

(ii) (a) In order to secure the Second Payment, the CONDUENT DEFENDANTS shall provide to the STATE, contemporaneously with the execution of this First Amendment To Settlement Agreement and Release, one, two or three irrevocable, standby letter(s) of credit, from BNP Paribas (New York Branch), Bank of America (New York Branch) or Mizuho Bank Ltd. (New York Branch), or all three, that, in the aggregate, total $117,971,000 (individually or collectively hereinafter called the “L/C”). The L/C shall be in favor of and in the name of the State of Texas in the form of Exhibit A attached hereto; and (b) Within ninety one (91) calendar days after the CONDUENT DEFENDANTS make the Second Payment, the STATE shall return to the CONDUENT DEFENDANTS the original and any copies of the L/C and, at such time, the L/C shall terminate; provided that no voluntary or involuntary bankruptcy case has been commenced against any of the CONDUENT DEFENDANTS before that time.

III.	Article III, Section E, of the Settlement Agreement and Release is hereby amended by striking the words noted below from Article III, Section E, and adding the words in italicized font below:

Within five (5) business days after the Effective Date, the STATE and DEFENDANTS shall jointly file a Motion to Abate in the form agreed to by the Parties, requesting abatement of the State Action during the pendency of the payment schedule addressed in Section III(C) (which the parties have already completed). In the event the CONDUENT DEFENDANTS fail to make the First Payment in a timely manner under the requirements of Section III(C) above, the STATE will provide notice as described in Section III(W) below and provide DEFENDANTS thirty (30) days to cure (the “Cure Period”). In the event the failure to make ~~such a payment~~ the First Payment is not cured within the Cure Period, the STATE shall be permitted without objection from DEFENDANTS to request that the court lift the abatement of the State Action, and in such event the provisions of the Settlement Agreement shall be without prejudice to the STATE’s ability to amend its pleadings and pursue such claims as the STATE deems advisable, giving appropriate credit for such amounts as may have been paid under this Settlement Agreement. In the event of a failure to make the Second Payment, the STATE shall be permitted without objection from DEFENDANTS to present the L/C described in the amended language of Article III, Section C above to the issuing bank(s) for payment in full. Further, in the event that a voluntary or involuntary bankruptcy petition has been commenced against any of the CONDUENT DEFENDANTS within 91 days of the CONDUENT DEFENDANTS making the Second Payment, the STATE shall be permitted without objection from DEFENDANTS to present the L/C described in the amended language of Article III, Section C above to the issuing bank(s) for payment in full and the STATE shall pay back to the CONDUENT DEFENDANTS the amount of the Second Payment as being potential preferential payment under 11 U.S.C. § 547.

IV.	Article III, Section F, of the Settlement Agreement and Release is hereby deleted in its entirety and replaced with the following:

On the 91st day following receipt of the First Payment and the L/C, the STATE and the DEFENDANTS shall jointly file a motion to lift the abatement currently entered in the State Action, in the form agreed to by the Parties, and the STATE shall file a dismissal with prejudice dismissing the State Action in the form attached hereto as Exhibit B.

V.

Article III, Section G, of the Settlement Agreement and Release is hereby amended by striking the words noted below from Article III, Section G, and adding the words in italicized font below (and the remainder of such Section G remains unmodified):

Subject to Paragraph H below and in exchange for the consideration described herein ~~(including payment in full of the Settlement Amount)~~, the STATE, ~~as of the expiration of the Preference Period~~ following the earlier of (1) receipt by STATE of the First Payment and the expiration of the Preference Period as to the First Payment in addition to being provided the L/C or(2) the full ~~final~~ payment of the Settlement Amount and the expiration of the Preference Period as to the Second Payment, whether as a result of payment under Paragraph C above, whether as a result of Paragraph Q below, or as a result of any other means, shall fully and finally, and to the greatest extent allowed by law, release, discharge, and covenant not to sue, directly or indirectly, the RELEASED PARTIES or any of them for any civil, regulatory, or administrative or other claim, action, suit, demand, right, cause of action, liability, judgment, damage, loss, or proceeding (including without limitation damages, attorneys’ fees, expert and consultant fees, fines, penalties, costs, interest, and expenses of every kind and however denominated) that the STATE had, has, may have, has asserted, or could assert under any source of law, contract, in equity or other right, in any manner arising from or related to the Covered Conduct, including without limitation those under contract, tort, fraud, misrepresentation, and/or the TMFPA. Nothing herein, however, shall prejudice or otherwise limit the STATE’S right to enforce the terms of this Settlement Agreement and Release.

VI.	Article III, Section I, of the Settlement Agreement and Release is hereby amended by striking the words noted below from Article III, Section I and adding the words in italicized font below:

DEFENDANTS, ~~as of the expiration of the Preference Period following the final payment of the Settlement Amount, whether as a result of payment under Paragraph C above, whether as a result of Paragraph Q below, or as a result of any other means~~, at the time the release of the DEFENDANTS as set forth in Article III, Section G, becomes effective, shall fully and finally, and to the greatest extent allowed by law, release the STATE from any claims based on events occurring before the Effective Date (including attorneys’ fees, costs, and expenses of every kind and however denominated) which DEFENDANTS have asserted, could assert, or may assert in the future against the STATE, arising from the Covered Conduct and the STATE’s investigation and prosecution of that conduct.

VII.	Except as expressly amended in this First Amendment To Settlement Agreement and Release, the Settlement Agreement and Release remain unamended, changed, or modified.

STATE of TEXAS Office of the Attorney General

By:	/s/ Darren McCarty
Date:	May 6, 2019
Darren McCarty Deputy Attorney General for Civil Litigation P.O. Box 12548 Austin, Texas 78711-2548

Texas Health & Human Services

By:	/s/ Karen Ray
Date:	May 6, 2019
Karen Ray Chief Counsel Texas Health & Human Services Brown-Heatly Building 4900 N. Lamar Blvd. Austin, Texas 78751-2316

Xerox Corporation

By:	/s/ Louis Pastor
Date:	May 2, 2019
Louis Pastor Executive Vice President & General Counsel 201 Merritt 7 Norwalk, Connecticut 06851

Conduent Incorporated

By:	/s/ J. Michael Peffer
Date:	May 2, 2019
J. Michael Peffer Executive Vice President & General Counsel 100 Campus Drive Suite 200 Florham Park, New Jersey 07932

Conduent Business Services LLC

By:	/s/ J. Michael Peffer
Date:	May 2, 2019
J. Michael Peffer Vice President & General Counsel 100 Campus Drive Suite 200 Florham Park, New Jersey 07932

Conduent State Healthcare LLC

By:	/s/ J. Michael Peffer
Date:	May 2, 2019
J. Michael Peffer Vice President & General Counsel 100 Campus Drive Suite 200 Florham Park, New Jersey 07932

EXHIBIT A

[Form of Letter of Credit For BNP Paribas (New York Branch), Mizuho Bank Ltd. (New York Branch) and Bank of America (New York Branch) ]

Irrevocable Standby Letter of Credit No.

Issue Date: April --, 2019

Beneficiary:

Office of the Texas Attorney General (The “State”)

Attn: Darren McCarty

Price Daniel Building

209 W. 14th Street, Eighth Floor

Austin, TX 78701

Applicants:

Conduent Business Services, LLC

Conduent State Healthcare LLC

100 Campus Drive, Suite 200

Florham Park, New Jersey 07932

Amount: US$35,000,000 (Thirty-Five Million and 00/100 US Dollars)

Expiry Date: April 16, 2020

We, BNP Paribas, acting through its New York branch, have established this Irrevocable Letter of Credit No.                in your favor for at the request of Conduent Business Services, LLC and Conduent State Healthcare LLC (collectively “Applicants”) in the amount of US$35,000,000 (Thirty-Five Million and 00/100 US Dollars), effective immediately and expiring with our close of business on April 16, 2020.

This Letter of Credit is being issued to cover the Applicants’ payment obligations under that certain Settlement Agreement and Release dated February 18, 2019 by and among (i) the State of Texas, (ii) the Texas Health and Human Services Commission (“HHSC”), and (iii) Xerox Corporation, Conduent Incorporated, Conduent Business Services, LLC, and Conduent State Healthcare, LLC. dated February 18, 2019 (“Agreement”), as amended by the First Amendment To The Settlement and Release dated April     , 2019 (the “Amendment”).

Funds under this Letter of Credit are available to you upon presentation to us your sight draft(s) drawn on BNP Paribas referencing our Letter of Credit No.               , accompanied by the following required documents:

1. Your dated statement signed by an authorized signer of the Beneficiary stating the following:

I (State Name And Title) hereby certify that I am an attorney in the Office of the Texas Attorney General authorized to execute this statement and demand payment of $35,000,000 (Thirty-Five Million Dollars) under BNP Paribas Standby Letter of Credit No.                 . I further certify that the State is entitled to payment under this Letter of Credit in Accordance with the Agreement and Amendment.

2. Original Letter of Credit and all amendments, if any.

Except as stated herein, this undertaking is not subject to any condition or qualification. Our obligation under this Letter of Credit shall be our individual obligation, in no way contingent upon reimbursement with respect thereto.

All drafts must be marked: “Drawn under BNP Paribas Letter of Credit No.              dated April     , 2019”.

We hereby engage with you that all documents presented in compliance with the terms and conditions of this Letter of Credit will be duly honored by us upon presentation at our office located at

BNP Paribas

c/o BNP Paribas RCC, Inc.

Newport Tower – Suite 188

525 Washington Blvd.

Jersey City, NJ 07310

Attn: Trade Finance Services

on or prior to our close of business (5 P.M. New York City Time) on the Expiry date.

This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (2007 Revision), International Chamber of Commerce, Publication No. 600 (the “UCP”). This Letter of Credit shall be deemed to have been made under the Laws of the State of New York and shall, as to matter not governed by UCP, be governed by and construed in accordance with the Laws of said State.

Certain administrative services for BNP Paribas may be provided by BNP Paribas RCC, Inc., BNP Paribas, through its Canada Branch, or any direct or indirect majority owned subsidiary of BNP Paribas.

BNP PARIBAS

BY: BNP PARIBAS RCC, INC., AS AUTHORIZED AGENT

BY:		BY:
	AUTHORIZED SIGNATURE		AUTHORIZED SIGNATURE

Irrevocable Standby Letter of Credit No.

Issue Date: April --, 2019

Beneficiary:

Office of the Texas Attorney General

Attn: Darren McCarty

Price Daniel Building

209 W. 14th Street, Eighth Floor

Austin, TX 78701

Applicants:

Conduent Business Services, LLC

Conduent State Healthcare LLC

100 Campus Drive, Suite 200

Florham Park, New Jersey 07932

Amount: US$47,000,000 (Forty-Seven Million U.S. Dollars)

Expiry Date: April 16, 2020

We, Mizuho Bank, Ltd., have established this Irrevocable Letter of Credit No.                in your favor for the account of Conduent Business Services, LLC and Conduent State Healthcare LLC (collectively, “Applicants”) in the amount of US$47,000,000 (Forty-Seven Million U.S. Dollars), effective immediately and expiring with our close of business on April 16, 2020.

Applicants have advised that this Letter of Credit is being issued to cover the Applicant’s payment obligations under that certain Settlement Agreement and Release dated February 18, 2019 by and among (i) the State of Texas, (ii) the Texas Health and Human Services Commission (“HHSC”), and (iii) Xerox Corporation, Conduent Incorporated, Conduent Business Services, LLC, and Conduent State Healthcare, LLC. dated February 18, 2019 (“Agreement”), as amended by the First Amendment To The Settlement and Release dated April     , 2019 (the “Amendment”).

Funds under this Letter of Credit are available to you upon presentation to us your sight draft(s) drawn on Mizuho Bank, Ltd. referencing our Letter of Credit No.               , accompanied by the following required documents:

1. Your dated statement purportedly signed by an authorized signer of the Beneficiary stating the following:

I (State Name And Title) hereby certify that I am an attorney in the Office of the Texas Attorney General authorized to execute this statement and demand payment of US$47,000,000 (Forty-Seven Million U.S. Dollars) under Mizuho Bank, Ltd. Standby Letter of Credit No.                 . I further certify that the State is entitled to payment under this Letter of Credit in Accordance with the Agreement and Amendment.

2. Original Letter of Credit and all amendments, if any.

Except as stated herein, this undertaking is not subject to any condition or qualification. Our obligation under this Letter of Credit shall be our individual obligation, in no way contingent upon reimbursement with respect thereto.

All drafts must be marked: “Drawn under Mizuho Bank, Ltd. Letter of Credit No.              dated April     , 2019.

We hereby engage with you that all documents presented in compliance with the terms and conditions of this Letter of Credit will be duly honored by us upon presentation at our office located at

Mizuho Bank, Ltd.

Harborside Financial Center

1800 Plaza Ten

Jersey City, NJ 07311-4098

Attn: Trade Finance Section

on or prior to our close of business (5 P.M. New York City Time) on the Expiry date.

This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (2007 Revision), International Chamber of Commerce, Publication No. 600 (the “UCP”). This Letter of Credit shall be deemed to have been made under the Laws of the State of New York and shall, as to matter not governed by UCP, be governed by and construed in accordance with the Laws of said State.

Very truly yours,

Mizuho Bank, Ltd.

Authorized Signatory

Irrevocable Standby Letter of Credit No .

Issue Date: April -- 2019

Beneficiary:

State Of Texas

Office of the Attorney General of Texas

P.O. Box 12548

Austin, Texas 78711-2548

Applicants:

Conduent Business Services LLC

Conduent State Healthcare LLC

100 Campus Drive

Suite 200

Florham Park, New Jersey 079032

Amount: $35,971,000 (Thirty-Five Million Nine Hundred Seventy-One Thousand Dollars)

Expiry Date: April 16, 2020

We, Bank of America, NA have established this Irrevocable Letter of Credit No.                in your favor for the account of Conduent Incorporated and Conduent State Healthcare LLC (collectively “Applicant”) in the amount of $35,971,000 (Thirty-Five Million Nine Hundred Seventy-One Thousand Dollars), effective immediately and expiring with our close of business on April 16, 2020.

This Letter of Credit is being issued to cover the Applicants’ payment obligations under that certain Settlement Agreement and Release dated February 18, 2019 by and among (i) the State of Texas, (ii) the Texas Health and Human Services Commission (“HHSC”), and (iii) Xerox Corporation, Conduent Incorporated, Conduent Business Services, LLC, and Conduent State Healthcare, LLC. dated February 18, 2019 (“Agreement”), as amended by the First Amendment To The Settlement and Release dated April     , 2019 (the “Amendment”).

Funds under this Letter of Credit are available to you upon presentation to us your sight draft(s) drawn on Bank of America, NA referencing our Letter of Credit No.               , accompanied by the following required documents:

1. Your dated statement signed by an authorized signer of the Beneficiary stating the following:

I (State Name And Title) hereby certify that I am an attorney in the Office of the Texas Attorney General authorized to execute this statement and demand payment of [Curr][ Amount in numbers][(Amount in words)] under Bank of America, NA Standby Letter of Credit No.                 . I further certify that the State is entitled to payment under this Letter of Credit in Accordance with the Agreement and Amendment.

2. Original Letter of Credit and all amendments, if any.

Except as stated herein, this undertaking is not subject to any condition or qualification. Our obligation under this Letter of Credit shall be our individual obligation, in no way contingent upon reimbursement with respect thereto.

All drafts must be marked: “Drawn under Bank of America, NA Letter of Credit No.             dated April     , 2019.

We hereby engage with you that all documents presented in compliance with the terms and conditions of this Letter of Credit will be duly honored by us upon presentation at our office located at Bank of America, NA on or prior to our close of business (5 P.M. New York City Time) on the Expiry date.

This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (2007 Revision), International Chamber of Commerce, Publication No. 600 (the “UCP”). This Letter of Credit shall be deemed to have been made under the Laws of the State of New York and shall, as to matter not governed by UCP, be governed by and construed in accordance with the Laws of said State.

Very truly yours,

Bank of America, NA

Authorized Signatory

Exhibit B

CAUSE NO. D-1-GV-14-000581

THE STATE OF TEXAS, Plaintiff, v. XEROX CORPORATION, et al., Defendants,	§ § § § § § § § §	IN THE DISTRICT COURT OF TRAVIS COUNTY, TEXAS 53RD JUDICIAL DISTRICT

THE STATE’S UNOPPOSED MOTION TO DISMISS WITH PREJUDICE

TO THE HONORABLE COURT:

COMES NOW Plaintiff The State of Texas and hereby moves for an order dismissing with prejudice all of its claims against all defendants in the above-captioned matter.

Pursuant to a Settlement Agreement and Release dated February 18, 2019 between (i) the State of Texas, (ii) the Texas Health and Human Services Commission, and (iii) Xerox Corporation, Conduent Incorporated, Conduent Business Services, LLC, and Conduent State Healthcare, LLC, as amended, the Parties have fully and finally settled all claims in the above-captioned matter. As a result, the State requests entry of the attached proposed order.

Respectfully submitted,

[SIGNATURE BLOCK]

CAUSE NO. D-1-GV-14-000581

THE STATE OF TEXAS, Plaintiff, v. XEROX CORPORATION, et al., Defendants,	§ § § § § § § § §	IN THE DISTRICT COURT OF TRAVIS COUNTY, TEXAS 53RD JUDICIAL DISTRICT

ORDER OF DISMISSAL WITH PREJUDICE

Before the Court is the unopposed motion to dismiss with prejudice filed by Plaintiff The State of Texas. Having considered the motion, the applicable law, and the case file as a whole, the Court now enters the following orders:

IT IS ORDERED, ADJUDGED, AND DECREED that the Plaintiff’s unopposed motion to dismiss with prejudice is GRANTED;

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendants shall not have any responsibility to pay any amounts under this or any later order or in this action regarding relators or other third parties who seek recovery of proceeds of the settlement between Plaintiff and defendants, whether in the form of fees, costs, or otherwise.

IT IS FINALLY ORDERED, ADJUDGED, AND DECREED that this case is DISMISSED WITH PREJUDICE, with each party to bear its own costs. This is a final judgment.

SIGNED this                          day of May 2019.

JUDGE PRESIDING